                                                                    EXHIBIT 99.1

                        CONSECO FINANCE SECURITIZATIONS
                         HOME EQUITY LOAN TRUST 2002-A

     As of the Cut-off Date, the loans had loan rates ranging from 4.00% to 19.10% and a weighted average loan rate of 11.74%. As of the Cut-off Date, the loans had remaining maturities of at least 16 months but not more than 360 months and original maturities of at least 60 months but not more than 360 months. The loans had a weighted average term to scheduled maturity, as of origination, of 320 months, and a weighted average term to scheduled maturity, as of the Cut-off Date, of 318 months. The average principal balance of the loans as of the Cut-off Date was approximately $82,002.82 and the principal balances on the loans as of the Cut-off Date ranged from $6,307.29 to $670,000. The loans arise from loans relating to real property located in 48 states and the District of Columbia. By principal balance as of the Cut-off Date, approximately 12.44% of the loans were secured by real property located in California, approximately 8.55% in Texas approximately 7.67% in Florida, approximately 6.14% in Michigan and approximately 5.10% in Iowa. No other state represented 5% or more of the aggregate Cut-off Date principal balance of the loans. All of the loans are secured by a first, second, third or fourth lien on the related real estate and have a loan-to-value ratio, based on the current principal balances as of the Cut-off Date, less than or equal to 100%.

    The following tables show the agregate characteristics of the loans. Percentages in these tables may not add up to 100.00% due to rounding.

Geographical Distribution of Mortgaged Properties--Initial and Additional Loans

                                                                        % of Loans by
                                             Aggregate Principal    Outstanding Principal
                         Number of Loans     Balance Outstanding        Balance as of
                        as of Cut-off Date    as of Cut-off Date        Cut-off Date
                        ------------------   -------------------    ---------------------
Alabama.................        133            $  8,366,702.58               1.39%
Arizona.................        253              23,443,130.36               3.91
Arkansas................         63               4,184,906.82                0.7
California..............        639              74,619,754.21              12.44
Colorado................        129              10,130,505.21               1.69
Connecticut.............        183              13,991,805.37               2.33
Delaware................         10                 841,849.00               0.14
District Of Columbia....          1                  34,669.92               0.01
Florida.................        522              46,021,678.11               7.67
Georgia.................        195              17,074,444.50               2.85
Idaho...................         14               1,184,538.68                0.2
Illinois................         67               5,570,591.17               0.93
Indiana.................        133              10,197,414.69                1.7
Iowa....................        403              30,575,208.82                5.1
Kansas..................         88               5,408,601.09                0.9
Kentucky................         55               4,132,380.33               0.69
Louisiana...............         79               5,704,612.33               0.95
Maine...................         22               1,855,068.95               0.31
Maryland................         55               3,351,687.70               0.56
Massachusetts...........         73               7,862,057.46               1.31
Michigan................        465              36,830,156.26               6.14
Minnesota...............        278              21,846,974.84               3.64
Mississippi.............         98               6,559,298.71               1.09
Missouri................        230              18,226,579.26               3.04
Montana.................          5                 397,575.74               0.07
Nebraska................         69               4,048,141.60               0.67
Nevada..................         90               8,212,895.64               1.37
New Hampshire...........         23               1,640,564.06               0.27
New Jersey..............        148              14,063,134.74               2.34
New Mexico..............         27               1,997,604.13               0.33
New York................        281              29,525,508.54               4.92
North Carolina..........        131              12,923,918.82               2.15
North Dakota............         14                 827,122.40               0.14
Ohio....................        310              22,228,062.22                3.7
Oklahoma................        105               5,758,311.26               0.96
Oregon..................         26               3,146,080.31               0.52
Pennsylvania............        310              19,643,144.88               3.27
Rhode Island............         22               1,261,100.70               0.21
South Carolina..........        113               8,790,357.73               1.47
South Dakota............         11                 615,505.68                0.1
Tennessee...............        141              12,187,309.86               2.03
Texas...................        782              51,328,980.19               8.56
Utah....................         14               1,571,391.00               0.26
Vermont.................         21               1,557,334.48               0.26
Virginia................        177              13,512,301.46               2.25
Washington..............        124              11,599,871.49               1.93
West Virginia...........         27               2,700,991.65               0.45
Wisconsin...............        151              12,039,683.93               2.01
Wyoming.................          7                 408,488.56               0.07
                              -----            ---------------             ------
    Total...............      7,317            $599,999,997.44             100.00%
                              =====            ===============             ======

               Years of Origination--Initial and Additional Loans

                                                                    % of Loans by
                                            Aggregate Principal Outstanding Principal
                          Number of Loans   Balance Outstanding     Balance as of
Year of Origination      as of Cut-off Date as of Cut-off Date      Cut-off Date
-------------------      ------------------ ------------------- ---------------------
1996....................          1           $      6,700.43               0%
1997....................          9                305,457.20            0.05
1998....................          5                203,848.75            0.03
1999....................          6                197,689.82            0.03
2000....................         10                580,410.12             0.1
2001....................      6,627            549,887,323.94           91.65
2002....................        659             48,818,567.18            8.14
                              -----           ---------------          ------
    Total...............      7,317           $599,999,997.44          100.00%
                              =====           ===============          ======

       Distribution of Original Loan Amounts--Initial and Additional Loans

                                                                            % of Loans by
                                                     Aggregate Principal Outstanding Principal
  Original Loan Amount              Number of Loans  Balance Outstanding     Balance as of
      (in Dollars)                as of Cut-off Date  as of Cut-off Date      Cut-off Date
  --------------------            ------------------ ------------------- ---------------------
Less than $ 10,000.00..............           1         $      6,307.29              0%
$ 10,000.00 to $ 19,999.99.........         430            6,589,424.77            1.1
$ 20,000.00 to $ 29,999.99.........         753           18,612,660.53            3.1
$ 30,000.00 to $ 39,999.99.........         797           27,444,279.47           4.57
$ 40,000.00 to $ 49,999.99.........         746           33,043,294.26           5.51
$ 50,000.00 to $ 59,999.99.........         666           36,460,883.82           6.08
$ 60,000.00 to $ 69,999.99.........         587           37,910,486.68           6.32
$ 70,000.00 to $ 79,999.99.........         515           38,189,259.11           6.36
$ 80,000.00 to $ 89,999.99.........         398           33,563,899.56           5.59
$ 90,000.00 to $ 99,999.99.........         378           35,771,331.92           5.96
$100,000.00 to $109,999.99.........         324           33,883,572.10           5.65
$110,000.00 to $119,999.99.........         264           30,184,635.79           5.03
$120,000.00 to $129,999.99.........         250           31,112,088.56           5.19
$130,000.00 to $139,999.99.........         203           27,241,199.33           4.54
$140,000.00 to $149,999.99.........         152           21,896,106.34           3.65
$150,000.00 to $159,999.99.........         122           18,839,368.23           3.14
$160,000.00 to $169,999.99.........         105           17,263,281.43           2.88
$170,000.00 to $179,999.99.........          72           12,566,944.20           2.09
$180,000.00 to $189,999.99.........          75           13,795,153.43            2.3
$190,000.00 to $199,999.99.........          55           10,686,829.65           1.78
$200,000.00 to $209,999.99.........          54           11,037,455.57           1.84
$210,000.00 to $219,999.99.........          46            9,868,676.81           1.64
$220,000.00 to $229,999.99.........          40            8,994,803.05            1.5
$230,000.00 to $239,999.99.........          42            9,799,755.34           1.63
$240,000.00 to $249,999.99.........          35            8,564,877.36           1.43
$250,000.00 to $259,999.99.........          20            5,076,877.88           0.85
$260,000.00 to $269,999.99.........          23            6,069,190.72           1.01
$270,000.00 to $279,999.99.........          20            5,464,029.94           0.91
$280,000.00 to $289,999.99.........          17            4,831,220.47           0.81
$290,000.00 to $299,999.99.........          24            7,053,604.26           1.18
$300,000.00 to $309,999.99.........          14            4,274,228.84           0.71
$310,000.00 to $319,999.99.........           8            2,529,747.69           0.42
$320,000.00 to $329,999.99.........          11            3,577,993.87            0.6
$330,000.00 to $339,999.99.........          14            4,675,651.21           0.78
$340,000.00 to $349,999.99.........           6            2,069,273.65           0.34
Greater than $350,000.00...........          50           21,051,604.31           3.51
                                          -----         ---------------         ------
    Total..........................       7,317         $599,999,997.44         100.00%
                                          =====         ===============         ======

                                       3

               Current Loan Rates--Initial and Additional Loans

                                            Aggregate Principal        % of Loans by
                          Number of Loans   Balance Outstanding   Outstanding Principal
Range of Loan Rates      as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
Less than 5.00% ........              1        $     67,579.83              0.01%
   5.00% to 5.99% ......              0                      0                 0
   6.00% to 6.99% ......              0                      0                 0
   7.00% to 7.99% ......             10             783,812.95              0.13
   8.00% to 8.99% ......             95           9,338,980.51              1.56
   9.00% to 9.99% ......            386          44,459,672.53              7.41
   10.00% to 10.99% ....          1,281         132,433,369.67             22.07
   11.00% to 11.99% ....          1,868         174,582,589.70              29.1
   12.00% to 12.99% ....          1,634         131,242,233.99             21.87
   13.00% to 13.99% ....          1,311          77,184,744.23             12.87
   14.00% to 14.99% ....            559          25,276,902.67              4.21
   15.00% to 15.99% ....            124           3,574,555.02               0.6
   16.00% to 16.99% ....             39             860,012.71              0.14
Greater than 16.99% ....              9             195,543.63              0.03
                                  -----        ---------------            ------
    Total ..............          7,317        $599,999,997.44            100.00%
                                  =====        ===============            ======

           Remaining Months to Maturity--Initial and Additional Loans

Months Remaining to                         Aggregate Principal        % of Loans by
Scheduled Maturity        Number of Loans   Balance Outstanding   Outstanding Principal
as of Cut-off Date       as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
Less than 30............           2          $     42,155.55             0.01%
 31 to  60..............          31               967,397.66             0.16
 61 to  90..............          36             1,173,203.30             0.19
 91 to 120..............         314            12,847,113.36             2.14
121 to 150..............          38             1,740,334.69             0.29
151 to 180..............         809            39,740,010.13             6.62
181 to 210..............          34             1,533,466.44             0.26
211 to 240..............       1,739            86,759,457.34            14.46
241 to 270..............           6               575,141.80              0.1
271 to 300..............         513            39,301,715.44             6.55
301 to 330..............           7               557,894.19             0.09
331 to 360..............       3,788           414,762,107.54            69.13
                               -----          ---------------           ------
    Total...............       7,317          $599,999,997.44           100.00%
                               =====          ===============           ======

                  Lien Positions--Initial and Additional Loans

                                 Aggregate Principal         % of Loans by
               Number of Loans   Balance Outstanding   Outstanding Principal
Position      as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
--------      ------------------ ------------------- --------------------------
First........       5,092          $504,830,243.73              84.14%
Second.......       2,201            93,667,179.23              15.61
Third........          24             1,502,574.48               0.25
                    -----          ---------------             ------
    Total....       7,317          $599,999,997.44             100.00%
                    =====          ===============             ======

           Combined Loan-to-Value Ratio--Initial and Additional Loans

                                               Aggregate Principal         % of Loans by
Combined                     Number of Loans   Balance Outstanding   Outstanding Principal
Loan-to-Value Ratio         as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------         ------------------ ------------------- --------------------------
 5.001% to  10.000%...              2            $     38,446.20              0.01%
10.001% to  15.000%...              6                 161,850.02              0.03
15.001% to  20.000%...             13                 401,403.32              0.07
20.001% to  25.000%...             12                 463,238.65              0.08
25.001% to  30.000%...             19                 670,295.43              0.11
30.001% to  35.000%...             26               1,215,406.12              0.20
35.001% to  40.000%...             42               1,596,118.06              0.27
40.001% to  45.000%...             50               2,753,952.38              0.46
45.001% to  50.000%...             67               3,103,134.31              0.52
50.001% to  55.000%...             70               3,960,028.42              0.66
55.001% to  60.000%...             93               4,856,356.69              0.81
60.001% to  65.000%...            148               9,238,204.60              1.54
65.001% to  70.000%...            260              19,404,926.94              3.23
70.001% to  75.000%...            394              30,114,711.93              5.02
75.001% to  80.000%...            943              73,353,449.24             12.23
80.001% to  85.000%...            718              67,485,873.36             11.25
85.001% to  90.000%...          1,076              97,592,205.57             16.27
90.001% to  95.000%...          1,366             115,985,003.50             19.33
95.001% to 100.000%...          2,012             167,605,392.70             27.93
                                -----            ---------------            ------
    Total.............          7,317            $599,999,997.44            100.00%
                                =====            ===============            ======

                                       5